NUVEEN CALIFORNIA MUNICIPAL BOND FUND 2

SUPPLEMENT DATED APRIL 16, 2012

TO THE PROSPECTUS DATED JUNE 30, 2011

The reorganization of Nuveen California Municipal Bond Fund 2 into Nuveen California Municipal Bond Fund is complete. Any references to Nuveen California Municipal Bond Fund 2 in this prospectus are deleted.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-CA2P-0412P